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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2002

                                   ----------

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                ----------
            TEXAS                       1-13038                 52-1862813
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
      of organization)                                    Identification Number)

                                 777 MAIN STREET
                                   SUITE 2100
                             FORT WORTH, TEXAS 76102
                                 (817) 321-2100
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On April 22, 2002, Crescent Real Estate Equities Company (the "Company") entered into a placement agency agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Placement Agent"), a copy of which is included as Exhibit 10.1 to this Report and incorporated herein by reference. Pursuant to the placement agency agreement, the Placement Agent agreed to use its reasonable best efforts to place 2,800,000 6 3/4% Series A Convertible Cumulative Preferred Shares, $.01 par value per share (the "Series A Preferred Shares"), at a price of $18.00 per share, with Cohen & Steers Capital Management, Inc., on behalf of itself and as investment adviser to certain client accounts. In connection therewith, on April 22, 2002, the Company also entered into a purchase agreement with Cohen & Steers Capital Management, Inc., on behalf of itself and as investment adviser to certain client accounts, a copy of which is included as Exhibit 10.2 to this Report and incorporated herein by reference, pursuant to which it agreed to purchase such shares for an aggregate price of $50,400,000. The sale is expected to be consummated on April 26, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

The exhibits listed in the following index relate to the offering described in
Item 5 above pursuant to a prospectus supplement dated April 22, 2002 to the prospectus dated April 22, 2002, which forms a part of the Company's Registration Statement on Form S-3 (No. 333-38071) and are filed herewith for incorporation by reference in such Registration Statement.

     EXHIBIT NO.  DESCRIPTION

         3.1      Restated Declaration of Trust of the Company, as amended

         4.1 Statement of Designation of Series A Preferred Shares dated April 25, 2002

         5.1 Opinion of Shaw Pittman LLP as to the legality of the Series A Preferred Shares to be issued

         8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company

         10.1 Placement Agency Agreement, dated as of April 22, 2002, by and among the Company, Crescent Real Estate Equities Limited Partnership, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

         10.2 Purchase Agreement, dated as of April 22, 2002, by and between the Company and Cohen & Steers Capital Management, Inc., on behalf of itself and as investment adviser to certain client accounts

         23.1 Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.1 and 8.1)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRESCENT REAL ESTATE EQUITIES COMPANY



Dated: April 25, 2002                  By: /s/ JERRY R. CRENSHAW, JR.
                                          --------------------------------------
                                          Name: Jerry R. Crenshaw, Jr.
                                          Title: Senior Vice President and
                                                 Financial Officer



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                               INDEX TO EXHIBITS


      EXHIBIT
      NUMBER      DESCRIPTION
      ------      -----------
         3.1      Restated Declaration of Trust of the Company, as amended

         4.1      Statement of Designation of Series A Preferred Shares dated
                  April 25, 2002

         5.1      Opinion of Shaw Pittman LLP as to the legality of the Series A
                  Preferred Shares to be issued

         8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company

         10.1 Placement Agency Agreement, dated as of April 22, 2002, by and among the Company, Crescent Real Estate Equities Limited
                  Partnership, Merrill Lynch & Co. and Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated

         10.2 Purchase Agreement, dated as of April 22, 2002, by and between the Company and Cohen & Steers Capital Management, Inc., on behalf of itself and as investment adviser to certain client accounts

         23.1 Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.1 and 8.1)